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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): August 1, 2006

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

         58 Talbot Street, Wanganui East, Wanganui, New Zealand 4500
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 903-3368

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02(a)  Unregistered Sales of Equity Securities

     (a) Securities sold. On August 1, 2006, 15,380,000 shares of the Company's Common Stock, were issued in exchange for cancellation of approximately $461,400.00 in debt.

     (b) Consideration. The Company entered into individual agreements each dated as of August 1, 2006 with twenty-two individuals. Under the agreements, the individual investors agreed to cancel, in the aggregate, approximately $461,400.00 in debt (the "Debt") of the Company accrued pursuant to individual promissory notes for services rendered to the Company. As consideration for cancellation of the Debt, the Company will issue to each individual as provided on Exhibit 1 attached hereto, the number of shares of Common Stock of the Company, which in the aggregate, total 15,380,000 shares.

     (c) Exemption from registration claimed. The offer and sale of the Shares were exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to the exemptions provided by Section 4(2) of the Act and under Rule 506 of Regulation D. The exchange of the shares of Common Stock for the consideration provided by the investors is a transaction by the Company that is not a public offering. The Company has not used any means of general solicitation or marketing to effect the transaction. The transaction involves no more than thirty-five (35) purchasers of securities from the issuer. Each purchaser who is not an accredited investor either alone or with his purchaser representative has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, or the Company reasonably believes the purchaser comes within this description. Neither the Company, nor any of its officers or directors are subject to any of the disqualification provisions of the Act. Additionally, the shares cannot be sold for a period of at least one (1) year without registration.

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Item 9.01(d) Financial Statements and Exhibits.

Exhibit 99.1 List of Investors to Be Issued Common Stock in exchange for debt.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2006

                                             PivX Solutions, Inc.

                                             By: /s/ Jason Coombs
                                                 -------------------------------
                                                 Jason Coombs,
                                                 Chief Executive Officer